EXHIBIT 10.106


                                 FIRST AMENDMENT
                        TO THE THIRD AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                      HEALTHCARE INVESTORS OF AMERICA, INC.
                  (FORMERLY HARBOR AMERICAN HEALTH CARE TRUST)



                                  ARTICLE III.

                                    DIRECTORS

          Section 1. NUMBER AND TERM. Delete the second sentence and insert in lieu thereof the following sentence: "the exact number of directors shall be seven (7) until changed, within the limits specified, by a bylaw amending this section duly adopted by the board of directors or stockholders.

         All other provisions of this paragraph and of these Third Amended and Restated Bylaws remain unchanged.


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                            CERTIFICATE OF SECRETARY


     I, Joan M. Zeller,  Secretary  of  Healthcare  Investors of America,  Inc.,

hereby  certify  that the  attached  First  Amendment  to the Third  Amended and

Restated  Bylaws  was  approved  by a  majority  of  Stockholders  voting at the

Stockholder meeting held on February 22, 2003.

     IN WITNESS  WHEREOF,  I have  executed  this  certificate  this 22nd day of

February, 2003.


                                               /s/ Joan M. Zeller
                                               ---------------------------------
                                               Joan M. Zeller
                                               Corporate Secretary


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